Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 1 of 15

LDDS
WORLDCOM
Voice Data Video

                       WorldCom REBILLER SERVICE AGREEMENT

     This Agreement is made this 22 day of February, 1996, ("Effective Date") by and between WorldCom Inc., located at 515 East Amite, Jackson Mississippi 39201-2702 ("WorldCom") and Group Long Distance, Incorporated, ("Customer") located at 1451 West Cypress Creek Road, #200, Fort Lauderdale, Florida 33309. In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.     Service:

1.1 WorldCom will provide its WorldOne Service, (the "Service") to Customer pursuant to WorldCom Inc. Tariff FCC No. 1 and No. 2 and applicable state tariffs, all as may be amended from time to time (the "Tariffs"). All of the terms and conditions of the Tariffs now or hereafter in effect are incorporated in this Agreement. In the event that any provision set forth in this Agreement conflicts with the terms and conditions of any of the Tariffs, the provisions set forth in this Agreement will govern.

1.2 Upon execution of this Agreement, the Customer has ninety (90) days from the date Service is made available in which to notify WorldCom in writing, either by certified or registered mail (return receipt requested), of the Customer's desire to cancel this Agreement without further obligation.

1.3 Customer may terminate this agreement without incurring further liability to WorldCom upon at least thirty (30) days written notice to WorldCom if the service quality becomes sub-optimal. Sub-optimal service includes such items as prolonged set-up time, noise impairment, lack of trunk supervision, dropped calls, incomplete calls, or other performance issues resulting from WorldCom provided service provided that Customer notifies WorldCom in writing of such performance issues and WorldCom fails to correct within 30 days of receipt of such notice.

2.     Term; Termination; Start of Service;

2.1 Except as provided below, the term of this Agreement will commence on March 1, 1996, the Effective Date and terminate on July 31, 2000 (the "Term"). Thereafter, the Term will continue on a month-to-month basis until this Agreement is terminated by either party on at least thirty
       (30) days prior written notice to the other party.

2.2    Notwithstanding the Term as defined in paragraph 2.1 of this Agreement,

       WorldCom may at any time and in its sole and absolute discretion terminate this Agreement, effective immediately if:


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 2 of 15

       2.2.1 Customer fails on three (3) separate occasions to act as WorldCom requests after making a misrepresentation to WorldCom or to an End User;

       2.2.2 Customer becomes insolvent, files a petition in bankruptcy or makes an assignment for the benefit of creditors;

       2.2.3 Customer applies for or consents to the appointment of a trustee or receiver, or a trustee or receiver is appointed for either party; or

       2.2.4 bankruptcy, insolvency or liquidation proceedings are commenced against Customer and such proceedings are not discharged or dismissed within thirty (30) days after such commencement.

3.     Rates:

3.1    During the Term, rates for the Services will be as set forth on Schedule
       A.

3.2 WorldCom may, upon ninety (90) days prior written notice to Customer, increase any rate set forth on Schedule A so as to offset an increase to WorldCom in the costs of providing the Service that is caused by change in the rules, regulations or operating procedures of any governmental or regulatory authority. In the event that WorldCom provides Customer with such notice, Customer will have thirty (30) days from the date of its receipt of such notice to elect to terminate this Agreement without further liability to WorldCom. If Customer elects to so terminate this Agreement, it must provide WorldCom with at least thirty (30) days prior written notice of such election.

4.     Minimum Usage Commitments:

4.1 Commencing May 1, 1996 and continuing through September 30, 1996, Customer agrees to maintain at least two hundred fifty-thousand dollars ($250,000) in monthly revenue, for Service provided hereunder ("Customer's Minimum Commitment"). In the event Customer does not maintain Customer's Minimum Commitment in the months indicated, then for those month(s) only, Customer will pay WorldCom the difference between Customer's Minimum Commitment and Customer's actual charges for the month(s) in question (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Commitment for the unexpired portion of the Term, if WorldCom terminates the Agreement based on Customer's default.


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 3 of 15

4.2 Commencing October 1, 1996 and continuing through March 31, 1997, Customer agrees to maintain at least five hundred-thousand dollars ($500,000) in monthly revenue, for Service provided hereunder ("Customer's Minimum Commitment"). In the event Customer does not maintain Customer's Minimum Commitment in the months indicated, then for those month(s) only, Customer will pay WorldCom the difference between Customer's Minimum Commitment and Customer's actual charges for the month(s) in question (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Commitment for the unexpired portion of the Term, if WorldCom terminates the Agreement based on Customer's default.

4.3 Commencing April 1, 1997 and continuing through July 31, 1997, Customer agrees to maintain at least seven hundred fifty-thousand dollars ($750,000) in monthly revenue, for Service provided hereunder ("Customer's Minimum Commitment"). In the event Customer does not maintain Customer's Minimum Commitment in the months indicated, then for those month(s) only, Customer will pay WorldCom the difference between Customer's Minimum Commitment and Customer's actual charges for the month(s) in question (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Commitment for the unexpired portion of the Term, if WorldCom terminates the Agreement based on Customer's default.

4.4 Commencing August 1, 1997 and continuing through July 31, 2000, or any extension thereof, Customer agrees to maintain at least one million dollars ($1,000,000) in monthly revenue, for Service provided hereunder ("Customer's Minimum Commitment"). In the event Customer does not maintain Customer's Minimum Commitment in the months indicated, then for those month(s) only, Customer will pay WorldCom the difference between Customer's Minimum Commitment and Customer's actual charges for the month(s) in question (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Commitment for the unexpired portion of the Term, if WorldCom terminates the Agreement based on Customer's default.

5.     Billing and Payment of Charges:

5.1 Customer agrees that it is responsible for (i) all charges incurred by WorldCom to change the PIC of End Users to the WorldCom network, (ii) all charges incurred by WorldCom to change End Users back to their previous PIC arising from disputed transfers to the WorldCom network plus an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages suffered by or awards against WorldCom resulting


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 4 of 15

       from disputed transfers. WorldCom will have no obligation to resolve a dispute involving a PIC Charge.

5.2 WorldCom will bill Customer for the Service, PIC Charges and other amounts on a monthly basis. Customer will pay all charges billed by WorldCom within forty-five (45) days after the receipt date of the [ILLEGIBLE] invoice. Customer will pay for such charges by certified check, wire transfer, cash, company check, or other instrument deemed acceptable by WorldCom.

5.3 Customer's obligation to pay all undisputed charges billed by WorldCom is absolute and unconditional under any and all circumstances.

5.4 WorldCom may offset any amounts that it may owe to Customer pursuant to this Agreement or any agreement that it may have with Customer against any amounts that Customer may owe to WorldCom pursuant to this Agreement.

5.5 Customer will provide WorldCom with all necessary tax exemption certificates in a form acceptable to the applicable taxing authority or pay all necessary taxes at such time as such taxes become due.

6.     Activation of ANIs; End User Traffic Profile:

6.1 PIC Charges. WorldCom will credit fifty percent (50%) of LEC pic charges. LEC back up must be provided to WorldCom in order for Customer to receive these credits.


6.2 Start of Service. WorldCom's obligation to provide and Customer's obligation to accept and pay for non-usage sensitive charges for Service shall be binding to the extent provided for in this Agreement upon the submission of an acceptable Service Request to WorldCom by Customer. Customer's obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Service as of the earlier of
       (i) the "Requested Service Date" set forth in each Service Request, or
       (ii) the date the Service in question is made available to Customer and used ("Start of Service"). Start of Service for particular Services shall be further described in the Service Schedule relevant to the Switched Service in question.

6.3 Service Schedules. Service to be provided under this Agreement shall be described in the WorldCom Service Schedule which is subscribed to by authorized representatives of WorldCom and Customer (collectively referred to as the "Service Schedules"). Each Service Schedule shall become part of this Agreement to the extent that it describes the particular Services therefor, specific terms and other information necessary or appropriate for WorldCom to provide such Service(s) to Customer.


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 5 of 15

6.4 Service Requests. Customer's request to initiate or cancel Services shall be described in an appropriate WorldCom Service Request ("Service Requests"). Service Requests may consist of machine readable tapes, facsimiles or other means approved by WorldCom. Further, Service Requests shall specify all reasonable information, as determined by WorldCom, necessary or appropriate for WorldCom to provide the Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) or circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Service(s), the Requested Service Date, and charges, if any, relevant to the Services described in the Service Request. After WorldCom's receipt and verification of a valid Service Request for SWITCHED Service (as defined in the Service Schedule) requiring a change in the primary interexchange carrier ("PIC"), WorldCom agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which WorldCom currently has electronic interface capabilities) within ten (10) days: Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West,

       GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which WorldCom does not have electronic interface capabilities within a reasonable time.

6.5 During the Term, Customer will not make a Submission that contains nonconforming ANIs and/or LEC-rejected ANIs. Customer will pay to WorldCom the sum of twenty-five cents ($.25) for each ANI in a Submission that is rejected for any reason by either WorldCom or LEC.

6.6 Customer will not transmit a Service activation or Service termination order to a LEC. Customer will exercise reasonable business efforts to ensure that no End User transmits such an order.

6.7 EXCEPT AS PROVIDED OTHERWISE IN THIS AGREEMENT, WORLDCOM MAKES NO REPRESENTATIONS OR WARRANTIES AS TO ITS ABILITIES TO PROCESS SERVICE ACTIVATION SUBMISSIONS. WORLDCOM WILL EXERCISE REASONABLE BUSINESS EFFORTS TO PROCESS SUCH SUBMISSIONS IN A TIMELY MANNER.

6.8 Before Customer's initial order for Service, Customer shall provide WorldCom with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WorldCom to configure optimum network arrangements. In the event Customer's Service traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the WorldCom network, WorldCom reserves the right to block the source of such adverse traffic at any


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 6 of 15

       time. Customer will provide WorldCom with additional forecasts from time to time upon WorldCom's request which shall not be more frequent than once every three (3) months.

7.0    Customer's End Users:

7.1 Customer will obtain and upon WorldCom's request provide WorldCom (within two (2) business days of the date of the request) a written Letter of Agency ("LOA") acceptable to WorldCom [or with any other means approved by the Federal Communications Commission ("FCC")], for each ANI indicating the consent of the end users of Customer ("End Users") to be served by Customer and transferred (by way of change of such End User's designated PIC) to the WorldCom network prior to order processing. Each LOA will provide, among other things, that the End Users have consented to the transfer being performed by Customer or Customer's designee.

       When applicable, Customer will be responsible for notifying End Users, in writing (or by any other means approved by the FCC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their primary interexchange carrier ("PIC"), (ii) the entity name under which their interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their long distance service and/or billing. Customer agrees to send WorldCom a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of WorldCom. WorldCom may change the foregoing requirements for Customer's confirming orders and/or for notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the WorldCom network conforms with applicable FCC and state regulations, including without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R.,
       Part 64, Subpart K, Section 64.1100 or any successor regulation(s).

7.2 Excluded ANIs. WorldCom has the right to reject any ANI supplied by Customer for any of the following reasons: (i) WorldCom is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in default of this Agreement, (v) Customer fails to cooperate with WorldCom in implementing reasonable verification processes determined by WorldCom to be necessary or appropriate in the conduct of business, or (vi) any other circumstance reasonably determined by WorldCom which could adversely affect WorldCom's performance under this Agreement or WorldCom's general ability to transfer its other customers or other end users to the WorldCom network, including without limitation, WorldCom's ability to electronically effect PIC changes with the LECs. In the event

Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 7 of 15

       WorldCom rejects an ANI, WorldCom will notify Customer as soon as possible of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI requested by Customer for Switched Service may be deactivated by WorldCom if no Switched Service billings relevant thereto are generated in any three (3) consecutive calendar month/billing periods. WorldCom will be under no obligation to accept ANIs within the three (3) full calendar month period preceding the scheduled expiration of the Term.

7.3 Records. Customer will maintain documents and records ("Records") supporting Customer's re-sale of Switched Service, including, but not limited to, appropriate and valid LOAs from End Users for a period of not less than 12 months or such other longer period as may be required by applicable law, rule or regulation. Customer shall indemnify WorldCom for any costs, charges or expenses incurred by WorldCom arising from disputed PIC selections involving Switched Service to be provided to Customer for which Customer cannot produce an appropriate LOA relevant to the ANI and PIC charge in question, or when WorldCom is not reasonably satisfied that the validity of a disputed LOA has been resolved.

7.4 Customer Service. Customer will be solely responsible for billing the End Users and providing the End Users with customer service. Customer agrees to immediately notify WorldCom in the event an End User notifies Customer of problems associated with the Service, including without limitation, excess noise, echo, or loss of Service.

8.     Customer Responsibilities:

8.1 In the event Customer request expeditious Service and WorldCom agrees to such request, WorldCom will pass the charges assessed by any supplying parties (e.g. local access providers) involved at the same rate to customer. WorldCom may further condition its performance of such request upon Customer's payment of additional charges to WorldCom.

8.2 Customer shall indemnify and hold harmless WorldCom from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Service to the extent the party(s) claiming the calls in question to be fraudulent is (or had been at the time of the call) an End User of the Service through Customer or an end User of the Service through Customer's distribution channels. Customer shall not be excused from paying WorldCom for Service provided to Customer or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Service. In the event WorldCom discovers fraudulent calls are being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit WorldCom from taking


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 8 of 15


       immediate action (without notice to customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Service to particular ANIs or terminating Service to or from specific locations.

9.     Liability, General Indemnity, Reimbursement:

9.1 IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS, LOSS OF GOODWILL, OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

9.2 In the event parties other than Customer (e.g. Customer's End Users) shall have use of the Service through Customer, the Customer agrees to forever indemnify and hold WorldCom, its affiliated companies and any third party provider or operator of facilities employed in the provision of the Service harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments, which those parties may assert arising out of or relating to any defect in the Service.

9.3 Customer agrees to reimburse WorldCom for all reasonable costs and expenses incurred by WorldCom due to WorldCom's direct participation (either as a party or a witness) in any administrative, regulatory, or criminal proceeding concerning Customer if WorldCom's involvement in said proceeding is based solely on WorldCom's provision of Service to Customer.

10.    Rights and Obligations Upon Customer's Breach:

10.1 Except as provided in paragraph 2.2 of this Agreement or in the Tariffs, in the event that Customer breaches any provision of this Agreement, WorldCom will provide Customer with written notice of such breach.

10.2 Except as provided in paragraph 2.2 and 10.3 of this Agreement or in the Tariffs, Customer must cure any breach of this Agreement to WorldCom's satisfaction within fifteen (15) days of Customer's receipt of notice of such breach.

10.3 Customer must cure a breach of any payment obligation that is set forth in section 5. of this Agreement to WorldCom's satisfaction within three
       (3) days of Customer's receipt of notice of such breach.


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement

SA #R103GLD50711
Page 9 of 15

10.4 If Customer does not timely and adequately cure a breach of this Agreement, WorldCom may do any one or more of the following:

       10.4.1    terminate this Agreement; or

       10.4.2    terminate any other agreement it may have with Customer; or

       10.4.3 contact each End User directly for the purpose of notifying such End User that WorldCom will no longer provide long distance telephone services to Customer, that WorldCom will provide long distance telephone service to it pursuant to the Tariffs and that WorldCom will continue to provide such service unless such End User notifies its LEC to change its long distance telephone service to another primary interexchange carrier.

11.    Confidential Information:

11.1 Each party understands that in performing this Agreement it may have access to private or confidential information relating to the other party or such other party's customers ("Confidential Information"). Each party agrees that the Confidential Information will:

       11.1.1    remain the exclusive property of the disclosing party;

       11.1.2    not to be copied, published or disclosed to others;

       11.1.3    be used solely in the performance of this Agreement; and

       11.1.4 be returned to the disclosing party upon termination of this Agreement.

       Violation by a party of the foregoing provisions shall entitle the nondisclosing party at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

12.    Regulatory Requirements:

12.1 Customer represents and warrants that it has obtained a valid Certificate of Public Necessity in all required jurisdictions. Customer warrants that in all jurisdictions in which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority. Further, if required by WorldCom, Customer agrees to provide proof of such certification acceptable to WorldCom. In the event Customer is prohibited, either on a temporary or permanent basis, from conduction telecommunications operation in a given state, Customer shall (i)


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996


Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 10 of 15

       immediately notify WorldCom by facsimile, and (ii) send written notice to WorldCom within twenty-four (24) hours of such prohibition.

12.2 Customer will submit to WorldCom, before making any Submission, copies of any and all Certificates of Public Necessity or other related documentation that WorldCom may request, including, but not limited to, that for the State of Florida should Customer seek to serve End Users in that State.

12.3 Interstate/Intrastate Service. Except with respect to Switched Service specifically designated as intrastate Service or international Service, the rates provided to Customer in a Service Schedule are applicable only to Switched Service if such Service is used for carrying interstate telecommunications (i.e., Service subject to FCC jurisdiction).
       WorldCom shall not be obligated to provide Switched Service with end points within a single state or Switched Service which originates/terminates at points both of which are situated within a single state. In those states where WorldCom is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), WorldCom will, at is option, provide intrastate Service pursuant to applicable state laws, regulations and applicable tariff, if any, filed by WorldCom with state regulatory authorities as required by applicable law.

13.    Authorized Use of WorldCom Name:

13.1 Without WorldCom's prior written consent, Customer shall not (i) refer to itself as an authorized representative of WorldCom whenever it refers to the Service in promotional, advertising or other materials, or (ii) use WorldCom's logos, trademarks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, customer shall provide to WorldCom for its prior review and written approval all promotions, advertising and other materials or activity using or displaying WorldCom's name or the Service to be provided by WorldCom. Customer agrees to change or correct, at the Customer's expense, any material or activity which WorldCom, in its sole judgement, determines to be inaccurate, misleading, or otherwise objectionable.

14.    Notices:

14.1 Any notice required by this Agreement will be effective and deemed delivered three (3) business days after posting with the United States Postal Service when mailed by certified mail, return receipt requested, properly addressed and with the correct postage, one (1) business day after pick-up by the courier service when sent by overnight courier, properly addressed and prepaid or one(1) business day after the date of the sender's electronic confirmation of receipt when sent by facsimile transmission.


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 11 of 15

14.2 Notices will be sent to the addresses or FAX numbers set forth in this Agreement, unless either party notifies the other in writing of an address or FAX number change.

15.    General:

15.1 Customer may not assign this Agreement except to a person or entity that is controlled, controlling or controlled in conjunction with Customer and upon at least forty-five (45) days prior written notice to WorldCom.

15.2 Customer may not subcontract with other persons or entities to undertake any of Customer's obligations that are set forth in this Agreement.

15.3 This Agreement shall be construed under the laws of the State of Mississippi without regard to choice of law principles except to the extent that the Communications Act of 1934, as amended and as interpreted by the Federal Communications Commission, applies.

15.4 Neither party will be liable for failure to perform its obligations hereunder due to causes beyond its control, including accidental damage to WorldCom's network, acts of God, laws or requirements of any government or national emergencies.

15.5 If any of the provisions of this Agreement are determined to be invalid, the remaining provisions will still be valid.

15.6 Headings are used in this Agreement for convenience only and are not to be used to interpret this Agreement or any of its provisions.

15.7 This Agreement will be deemed effective only upon full execution of this Agreement by each of the parties. This Agreement may be modified only pursuant to a writing that is signed by each of the parties.

15.8 This Agreement is subject to all applicable existing and future laws, rules and regulations of any governmental authority.

15.9   Each party represents and warrants that it has the full legal and regulatory authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, and that this Agreement is not in conflict with any other agreement to which such party is bound.


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 12 of 15

15.10 In any action arising out of or relating to this Agreement, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs in addition to any other relief that may be awarded.

15.11 Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

15.12 This Agreement contains the full understanding of the parties and supersedes any prior agreements between the parties.

     IN WITNESS WHEREOF, the parties have signed this Agreement and the individuals signing below represent that they have the authority to sign for and on behalf of the respective parties.


ACCEPTED BY:                            ACCEPTED BY:
GROUP LONG DISTANCE,                    WORLDCOM, INC.
INCORPORATED

BY:  /s/Gerald M. Dunne, Jr.            BY:  /s/Frank Grillo
     -------------------------------         -------------------------------
NAME:  Gerald M. Dunne, Jr.             NAME:  Frank Grillo
       -----------------------------           -----------------------------
TITLE: President                        TITLE: V.P., Marketing
       -----------------------------           -----------------------------
DATE:  2/22/86                          DATE:  2/23/96
       -----------------------------           -----------------------------
FAX:   305-771-9910                     FAX:   601-974-8377
       -----------------------------           -----------------------------


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 13 of 15

                                   Schedule A



                            ------------------------

                                MCC* CALLING CARD
                                $0.16 PER MINUTE

                            *Metromedia Calling Card

                            ------------------------



                            ------------------------

                                      $1.50

                            MONTHLY RECURRING CHARGE

                                 PER 800 NUMBER

                            ------------------------

--------------------------------------------------------------------------------
WorldForce(TM) International Promotion: ALL CALLING OPTIONS

[X] Canada, Mexico & Japan              [X] Eastern Europe

[X] Middle East                         [X] South America

[X] Central America & Caribbean         [X] Europe

[X] Pacific Rim                         [X} World Trade

     Rest of the World receives WorldOne International Rates, discounted 22%
--------------------------------------------------------------------------------


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement

SA #R103GLD50711
Page 14 of 15

                             Schedule A (continued)



                       -----------------------------------
                                INTERSTATE RATES
                       -----------------------------------

                         Switched Outbound/800    $0.09
                         Dedicated Outbound/800   $0.0520
                       -----------------------------------

--------------------------------------------------------------------------------
INTRASTATE RATES - FLORIDA
--------------------------------------------------------------------------------
                    DEDICATED      DEDICATED      SWITCHED       SWITCHED
                    OUTBOUND          800         OUTBOUND          800
--------------------------------------------------------------------------------
PEAK                $0.0725        $0.0825        $0.1255        $0.1255
--------------------------------------------------------------------------------
OFFPEAK             $0.0725        $0.0825        $0.1255        $0.1255
--------------------------------------------------------------------------------


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211

Group Long Distance, Incorporated/WorldCom Service Agreement
SA #R103GLD50711
Page 15 of 15

                             Schedule A (continued)


                       -----------------------------------
                         WorldOne(SM) Ultimate Advantage
                                    Promotion
                       -----------------------------------

                                INTERSTATE RATES

                       -----------------------------------




ACCEPTED BY:                            ACCEPTED BY:

GROUP LONG DISTANCE,                    WORLDCOM, INC.
INCORPORATED

BY:  /s/Gerald M. Dunne, Jr.            BY:  /s/Frank Grillo
     -------------------------------         -------------------------------
NAME:  Gerald M. Dunne, Jr.             NAME:  Frank Grillo
       -----------------------------           -----------------------------
TITLE: President                        TITLE: V.P., Marketing
       -----------------------------           -----------------------------
DATE:  2/22/86                          DATE:  2/23/96
       -----------------------------           -----------------------------


Terms and conditions contained herein will be offered for forty-five (45) days from February 21, 1996

Mail Originals to: LDDS WorldCom, Sales Contracts Admin., 4730 I-55 N., 5th Floor, Jackson, MS 39211